August 24, 2022 Investor Presentation Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.    The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”) and the need to generate sufficient cash flows to service and repay such debt; (iv) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vi) any unexpected costs, charges or expenses resulting from the Transaction; (vii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvi) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. All information in this presentation is as of August 24, 2022. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available in the Appendix.

Proforma revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM. As of July 1, 2022 Vertically Integrated Model II-VI/Coherent Combination at a Glance 4,500+ Employees(2) 28,000+ Employees(2) 3,000+ Patents(2) Engineering & Technology FY22 Revenue(1) $4.8B Available Market(2) $65B 4 Markets(2) Industrial Communications Electronics Instrumentation 3 Segments(2) Materials Networking Lasers Effective September 8, 2022, II-VI Incorporated will be named Coherent Corp. and will trade under the ticker symbol COHR.

$4.8 Billion Proforma(1) Revenue in FY22 Proforma revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM. II-VI Incorporated revenue by region is based on customer headquarter address; Coherent, Inc. revenue by region is based on customer ship to address. Communications Industrial By Market Electronics Instrumentation Networking By Reporting Segment Materials Lasers North America Asia Pacific By Region(2) Other Europe

Building Momentum for 50 Years One of the largest photonics and compound semiconductor companies Materials expertise drives differentiation in multiple growing markets Vertically integrated, diverse global manufacturing footprint History of insightful targeting and successful integration of strategic acquisitions Strong execution and resilient growth 1 2 3 4 5 II-VI rang the Nasdaq stock market opening bell in celebration of its 50th anniversary on June 22, 2021

Communications Industrial Q4 FY22 Financial Highlights(1) Semiconductor Capital Equipment Life Sciences Aerospace & Defense Consumer Electronics Japan Other North America Automotive & Other Revenue by Region(2) Revenue by End Market Revenue $887M China Europe Q4 FY22 GAAP Non-GAAP Operating Income $114.2M $168.6M Earnings Per Share $0.23 $0.98 Bookings $1.0B Backlog $2.3B II-VI standalone actuals as of June 30, 2022 II-VI Incorporated revenue by region is based on customer headquarter address

Attractive and Increasing Operating Margins All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, debt extinguishment expense, fair value measurement period adjustments and restructuring and related items. See Appendix for reconciliation to most comparable GAAP measures. II-VI figures are for the three months ended September 30, 2019 and Finisar figures are for the three months ended July 28, 2019. Strong Execution and Synergy Realization Post Finisar Transaction Close Driving Margins Non-GAAP Gross Margin(1) Non-GAAP Operating Margin(1) II-VI Last Quarter Before Close(2) II-VI Last Quarter Before Close(2)

History of Insightful Targeting and Successful Integration of Strategic Acquisitions 10 Years of Continuous Revenue Growth CAGR 20% 2010 - Optical networks & China market 2013 - Gallium arsenide technology platform 2016 - Epitaxial wafer and SiC electronic devices 2019 - Indium phosphide technology platform 2022 - Laser sources & systems 5 Transformative Acquisitions: Revenue(1) ($M) Figures prior to FY2019 do not reflect the adoption of ASC 606. Prepared in accordance to ASC 805. Pro Forma includes the revenue of Finisar in Q1FY20 prior to the acquisition date of 9/24/20. FY21 actual. See Appendix for reconciliation to most comparable GAAP measures. IIVI+COHR (Proforma)

Three Reporting Segments Materials Networking Lasers Innovations that resonate

Catalyzing Growth from Curiosity and Innovation Combined R&D and capex spend expected to be highest in industry and to accelerate breakthroughs, time-to-market and time-to-scale advantages Increased scale improves competitiveness and drives more strategic dialogue with customers Will enable better alignment of organic and inorganic investments to market demand Half a Billion Dollars in Annual R&D Investment “We are mainly constrained by the quality of our materials and the limits of our imaginations.” Dr. Carl J. Johnson, Co-founder and first CEO of II-VI

Simplifying and Strengthening our Focus on Four Markets with a Combined $65B in TAM

Industrial



TAM: **$28B**
CAGR: 13%

Sources: Optech Consulting, Strategies Unlimited, SEMI, Internal Estimates

Communications



TAM: **$21B**
CAGR: 12%

Sources: LightCounting, Omdia, Cignal AI, Yole, Internal Estimates

Electronics



TAM: **$11B**
CAGR: 17%

Sources: IDC, Morgan Stanley, Research & Markets, Forbes, Yole, Strategy Analytics, Internal Estimates

Instrumentation



TAM: **$5B**
CAGR: 7%

Sources: Strategies Unlimited, Markets & Markets, SDI (Strategic Directions), Internal Estimates

Note: TAM based on CY2022; CAGR based on 2022-27 timeframe.

II-VI
Copyright 2022, II-VI Incorporated. All rights reserved.
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The Industrial Market 50 years of experience in laser technology Long term technology partner across all laser architectures Broadest spectrum of laser and systems technologies Productivity enhancement through innovation and knowhow Superior equipment and process quality Comprehensive service support Fiber lasers for laser welding of batteries UV Lasers for OLED manufacturing Laser systems, processing heads, and tools Laser components, optics, crystals Ceramics, thermo-electrics, rare metals Silicon carbide for power electronics OLED displays Electric vehicles Additive manufacturing Shrinking integrated circuits Megatrends $28B TAM CAGR 13% Value proposition Products Market Size Note: TAM based on CY2022; CAGR based on 2022-27 timeframe.

The Communications Market Largest supplier of optical communications components Vertically integrated from material through subsystems Industry pioneer in broad range of technology platforms Industry leading investments in R&D Global and flexible manufacturing footprint 100 to 800 Gbps Datacom Transceivers Pluggable Coherent Transceivers Wavelength Selective Switches (WSS) Pluggable Optical Line Subsystem (POLS) Terrestrial and Submarine Pump Lasers InP Edge Emitting Lasers and GaAs VCSELs Cloud AI, ML 5G Wireless Open systems Megatrends $21B TAM CAGR 12% Products Market Size Value proposition Note: TAM based on CY2022; CAGR based on 2022-27 timeframe.

The Electronics Market

Megatrends

- 5G Wireless
- Electric vehicles
- 3D sensing, AR/VR
- Automotive sensing
- Wearable health devices

Market Size

TAM	CAGR
$11B	17%

Note: TAM based on CY2022; CAGR based on 2022-27 timeframe.

Value proposition

- Broadest portfolio optoelectronics, optics, and electronics
- High-volume consumer electronics experience
- 6 inch gallium arsenide platform
- 200 mm silicon carbide platform
- World-class indium phosphide platform
- Decades of investment in high quality silicon carbide substrates
- Investing $1 billion over the next 10 years in silicon carbide
- Cross-functional engineering and integration expertise

Products

- GaAs and InP optoelectronics
- VCSELs and edge emitting lasers
- Laser illumination modules
- Wafer level optics and subassemblies
- Waveguide materials, diffractive optics
- Silicon carbide substrates and epiwafers
- GaN/SiC HEMT and SiC MOSFET Devices

II-VI
Copyright 2022, II-VI Incorporated. All rights reserved.
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The Instrumentation Market Biotechnology, medical, scientific segment solutions Custom solutions from proof-of-concept to manufacturing at scale Rapid time to market of complete turnkey systems or subsystems Broad product portfolio to support a wide range of applications Extensive technology innovation for next-generation capabilities Global manufacturing footprint and flexible supply chain partners Lasers, optics, and thermoelectrics Materials, components to subassemblies and subsystems Optical, mechanical, electrical and software integration ISO 9001 & 13485 Point-of-care diagnostics DNA sequencing Personalized medicine Environmental sustainability Megatrends Products Market Size $5B TAM CAGR 7% Value proposition Note: TAM based on CY2022; CAGR based on 2022-27 timeframe.

Coherent Acquisition

Significant Value Creation Potential from Coherent Synergies Expected Synergies within 3 years Cost of Goods Sold Supply chain management – procurement Infeed – Internal supply of enabling materials and components Operational efficiencies at scale $150M Operating Expenses More efficient R&D with scale Development cost savings Consolidation of corporate costs Global functional model efficiencies $100M TOTAL $250M

Well Capitalized for Future Growth1 External Financing Sources Debt $4.00 billion senior secured facilities allocated and priced $990 million notes issued Convertible Preferred Equity $2.15 billion commitment from Bain Capital, $750 million of which has been received Coupon: 5%, 4-year payable-in-kind, cash pay option thereafter Conversion price of $85.00 per share Pro Forma Leverage Total Debt $5.0 billion3.6x(1) Cash $0.8 billion Net Debt $4.2 billion3.0x(1) PF Combined TTM Adj EBITDA $1,407 million (incl. $250M synergies) Reflects, as of 6/30/2022, proforma combined EBITDA at 6/30/22, including $250 million of cost synergies. Cash is reflected proforma combined for 6/30/22 with adjustments made for closing transactions. Fully-Diluted Shares II-VI basic shares 106.5M Stock comp shares 5.8M Series A preferred debt 8.9M Convertible debt 7.3M Shares issued to Coherent 22.6M Series B preferred 25.9M Pro forma FDSO 177.0M

Financial Appendix

End Market Distribution of Full Year FY21 Revenue Reported Segments FY21 Revenue FY21 Op Margin – GAAP / Non-GAAP FY21/FY20 Revenue Growth Proforma(1) FY21/FY20 Revenue Growth Communica-tions Industrial Aerospace & Defense Semi Cap Life Sciences, Consumer, Automotive, Other Photonic Solutions $2,038M 10% / 16% 31% 12% 94% 3% 0% 1% 2% Compound Semiconductors $1,068M 21% / 26% 30% 30% 13% 26% 19% 10% 32% II-VI Consolidated $3,106M 13% / 19% 31% 18% 66% 10% 7% 4% 13% (1) Pro Forma calculation in accordance with ASC 805. II-VI Segment Revenue by End Markets for Full Year FY21

End Market Distribution of Q4FY22 QTD Revenue Reported Segments Q4FY21 Revenue Q4FY22 Revenue Q4FY22 Op Margin – GAAP / Non-GAAP Q4FY22/ Q4FY21 Revenue Growth Communica-tions Industrial Aerospace & Defense Semi Cap Life Sciences, Consumer, Automotive, Other Photonic Solutions $550M $597M 12% / 15% 9% 94% 3% 0% 1% 2% Compound Semiconductors $258M $290M 18% / 27% 12% 10% 31% 17% 14% 28% II-VI Consolidated $808M $887M 13% / 19% 10% 66% 12% 5% 5% 12% II-VI Segment Revenue by End Markets for Q4FY22 QTD

End Market Distribution of Full Year FY22 Revenue Reported Segments FY21 Revenue FY22 Revenue FY22 Op Margin – GAAP / Non-GAAP FY22/FY21 Revenue Growth Communica-tions Industrial Aerospace & Defense Semi Cap Life Sciences, Consumer, Automotive, Other Photonic Solutions $2,038M $2,226M 10% / 15% 9% 93% 3% 0% 1% 3% Compound Semiconductors $1,068M $1,090M 20% / 29% 2% 11% 31% 17% 13% 28% II-VI Consolidated $3,106M $3,317M 13% / 20% 7% 66% 12% 6% 5% 11% II-VI Segment Revenue by End Markets for Full Year FY22

Mapping Into Four Markets COMMUNICATIONS INDUSTRIAL INSTRUMENTATION Precision Manufacturing Semiconductor Capital Equipment Display Capital Equipment Aerospace & Defense Communications Life Sciences Scientific Instrumentation ELECTRONICS Wireless Consumer Electronics Automotive Communications Optical Communications Wireless Precision Manufacturing Microelectronics Instrumentation Industrial Semiconductor Capital Equipment Life Sciences Consumer Electronics Automotive COMBINED Aerospace & Defense Aerospace & Defense

FY22 Revenue by FY23 Market Segments End Market Distribution of Full Year FY22 Revenue Companies FY22 Revenue Communications Industrial Electronics Instrumentation II-VI Incorporated $3,317M 65% 21% 10% 4% Coherent, Inc.(1) $1,520M(1) 0% 75% 0% 25% Proforma Combined(2) $4,837M(2) 45% 38% 7% 10% Coherent Revenue 6/30/22 TTM. Proforma revenue combines II-VI FY22 revenue (as of FYE 6/30/22) and Coherent 6/30/22 TTM.

Hypothetical Illustration of EPS Calculation

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of Segment Non-GAAP Operating Income (Loss) to GAAP Segment Operating Income (Loss)
$ Millions
(Unaudited)

	Three Months Ended			Year Ended	
	Jun 30, 2022	Mar 31, 2022	Jun 30, 2021	Jun 30, 2022	Jun 30, 2021
Non-GAAP Photonic Solutions Operating Income	$ 91.7	$ 81.8	$ 87.4	$ 334.4	$ 324.3
Share-based compensation	(3.1)	(8.8)	(9.4)	(30.9)	(39.6)
Amortization of acquired intangibles	(16.6)	(16.5)	(17.3)	(66.7)	(69.2)
Restructuring, transaction expenses and other	(2.8)	(1.9)	(0.2)	(6.7)	(7.8)
Photonic Solutions GAAP Operating Income	$ 69.2	$ 54.6	$ 60.5	$ 230.1	$ 207.7
Non-GAAP Compound Semiconductors Operating Income	$ 76.9	$ 90.2	$ 61.1	$ 315.8	$ 277.2
Share-based compensation	(10.5)	(9.2)	(9.3)	(42.2)	(39.4)
Amortization of acquired intangibles	(3.2)	(2.9)	(3.3)	(12.9)	(13.0)
Restructuring, transaction expenses, and other	(5.4)	(1.7)	(0.8)	(8.3)	(3.6)
Start-up costs	$ (6.4)	$ (14.6)	$ —	$ (32.3)	$ —
Compound Semiconductors GAAP Operating Income	$ 51.4	$ 61.8	$ 47.7	$ 220.1	$ 221.2
Non-GAAP Unallocated and Other Operating Income (Loss)	$ —	$ —	$ —	$ —	$ —
Restructuring, transaction expenses, and other	(6.4)	(9.6)	(11.1)	(35.9)	(26.8)
Unallocated and Other GAAP Operating Income (Loss)	$ (6.4)	$ (9.6)	$ (11.1)	$ (35.9)	$ (26.8)
Total GAAP Operating Income	$ 114.2	$ 106.8	$ 97.1	$ 414.3	$ 402.1
Non-GAAP Operating Income	$ 168.6	$ 172.0	$ 148.5	$ 650.2	$ 601.5

*Amounts may not recalculate due to rounding.

II-VI
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Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures Reconciliation of GAAP Measures to non-GAAP Measures                       $ Millions                       (Unaudited)   Three Months Ended     Year Ended     Jun 30,   Mar 31,   Jun 30,     Jun 30,   Jun 30,     2022   2022   2021     2022   2021 Revenue   $887.0   $827.7   $808.0     $3,316.6   $3,105.9 Gross profit on GAAP basis   $326.0   $321.7   $297.8     $1,265.5   $1,177.5 Share-based compensation   0.9   1.3   3.4     5.1   12.1 Amortization of acquired intangibles (4)   9.6   9.4   9.8     38.3   38.8 Start-up costs (3)   —   1.6   —     2.8   — Restructuring, transaction expenses and other (1)   6.9   1.7   0.7     9.8   6.7 Gross profit on non-GAAP basis   $343.4   $335.7   $311.7     $1,321.5   $1,235.0                         Operating income on GAAP basis   $114.2   $106.8   $97.1     $414.3   $402.1 Share-based compensation   13.5   18.2   18.5     73.1   78.9 Start-up costs (3)   6.4   14.6   —     32.3   — Amortization of acquired intangibles   19.9   19.4   20.6     79.7   82.2 Restructuring, transaction expenses and other (1)   14.6   13.2   12.2     50.9   38.3 Operating income on non-GAAP basis   $168.6   $172.0   $148.5     $650.2   $601.5

Reconciliation of GAAP Measures to Non-GAAP Measures

Note: Dollars in millions. Q1 FY20 represents quarter ending October July 28, 2019. Reconciliation of GAAP Measures to Non-GAAP Measures Three Months Ended 7/28/19 (Last Finisar Stand Alone Report)

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures